UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑Filed by a Party other than the Registrant ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☑Definitive Additional Materials

☐Soliciting Material under §240.14a-12

McDonald’s Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! C/O McDONALD’S CORPORATION POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 MCDONALD’S CORPORATION 2025 Annual Shareholders’ Meeting Vote by May 19, 2025 10:59 PM CT You invested in MCDONALD’S CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the annual shareholders’ meeting. This is an important notice regarding the availability of proxy material(s) for the annual shareholders’ meeting to be held on May 20, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71845-P28885 Get informed before you vote View the Notice and Proxy Statement and the 2024 Annual Report to Shareholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to May 6, 2025. If you would like to request a paper or email copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to vote before the annual shareholders’ meeting. To attend the virtual meeting as a shareholder and have the ability to vote, you must pre-register by 9:00 a.m. Central Time on May 19, 2025 using the control number set forth above. Information on pre-registration can be found in the Proxy Statement. Vote Virtually at the Meeting* May 20, 2025 9:00 a.m. Central Time https://www.cesonlineservices.com/mcd25_vm

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming annual shareholders' meeting. More complete proxy materials are available to you at www.ProxyVote.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

	Voting Items	Board Recommends
1.	Election of 11 Directors to serve until the Company's 2026 Annual Shareholders' Meeting and until their successors have been elected and qualified.	
1a.	Anthony Capuano	For
1b.	Kareem Daniel	For
1c.	Lloyd Dean	For
1d.	Catherine Engelbert	For
1e.	Margaret Georgiadis	For
1f.	Michael Hsu	For
1g.	Christopher Kempczinski	For
1h.	Jennifer Taubert	For
1i.	Paul Walsh	For
1j.	Amy Weaver	For
1k.	Miles White	For
2.	Advisory Vote to Approve Executive Compensation.	For
3.	Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2025.	For
4.	Advisory Vote on Report Related to Oversight of Advertising Risks.	Against
5.	Advisory Vote on Disclosure on Climate Transition Plans.	Against
6.	Advisory Vote to Revisit DEI in Executive Compensation.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V71846-P28885